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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


         We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-27543, 33-29915, 33-37162, and 33-71778)
pertaining to the 1988 Incentive Equity Plan of Cliffs Drilling Company of our report dated February 21, 1997, with respect to the consolidated financial statements and schedule of Cliffs Drilling Company included in the Annual Report (Form 10-K/A (Amendment No. 3)) for the year ended December 31, 1996.


                                            /s/ ERNST & YOUNG LLP


Houston, Texas

November 12, 1997